LORD ABBETT FAMILY OF FUNDS1

Supplement dated March 3, 2023
to the Summary Prospectuses, Prospectuses and Statement of Additional Information

Effective March 6, 2023, BNY Mellon Investment Servicing (US) Inc. will replace DST Systems, Inc. (“DST”), as each Fund’s transfer agent and dividend disbursing agent (“Transfer Agent”).

Accordingly, effective March 6, 2023, all references in the summary prospectuses, prospectuses and statements of additional information to DST as Transfer Agent are replaced by BNY Mellon Investment Servicing (US) Inc.

All Funds except series of Lord Abbett Series Funds, Inc.:

In addition, effective March 6, 2023, as a result of the change in the Funds’ Transfer Agent, there are certain changes to the contact information for the Funds and the Transfer Agent, procedures for purchasing shares of a Fund, procedures for signature validation and customer service telephone numbers and hours, and other changes, as set forth below.

All references in the summary prospectuses, prospectuses and statements of additional information to the contact address of a Fund or the Transfer Agent are replaced with the following:

Regular Mail:	Overnight Mail:
Lord Abbett Funds Service Center	Lord Abbett Funds Service Center
P.O. Box 534489	Attention: 534489
Pittsburgh, PA 15253-4489	500 Ross Street 154-0520 Pittsburgh, PA 15262

The following paragraph replaces the corresponding paragraph in the subsection of the prospectuses titled “Purchases – Additional Purchases – Wire” and supplements and supersedes any information to the contrary in each prospectus.

●	Wire. You may purchase Fund shares via wire by sending your purchase amount to: BNY Mellon, NA, routing number: 011001234, bank account number: 030600, FBO: BNY Mellon Investment Servicing (US) Inc. as Agent FBO Lord Abbett Consolidated, Ref: your account name, the complete name of the Fund and the class of shares you wish to purchase and your Lord Abbett account number.

The following paragraphs replace the corresponding paragraphs in the subsections of the prospectuses titled “Redemptions – Redemption Payments” and supplement and supersede any information to the contrary in each prospectus.

You may request that redemption proceeds be made payable and disbursed to a bank account that does not have one of the account owners in the account registration, provided that you provide a Medallion Signature Guarantee executed by an eligible issuer participating in the Securities Transfer Agents Medallion Program 2000 (STAMP2000). You can obtain one from most banks or securities dealers. Please note that a notarized signature or signature guarantees from financial institutions that are not participating in STAMP2000 will not be accepted. A medallion signature guarantee is designed to protect you from fraud.

[1]	This supplement applies to each Lord Abbett Fund other than Lord Abbett Credit Opportunities Fund, Lord Abbett Floating Rate High Income Fund, and Lord Abbett Special Situations Income Fund.

In addition to the situation described above, the Fund generally will require a medallion signature guarantee on requests for redemption when:

●	The request is signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);

●	You request a redemption check be mailed to an address not currently on file or you had an address change within the last 30 days;

●	You request redemption proceeds to be payable to a bank other than the bank account of record or if the bank account has been updated within the last 15 days; or

●	The redemption proceeds total more than $100,000.

The following paragraphs replace the corresponding paragraphs in the subsection of the prospectuses titled “Account Services and Policies – Account Policies – How to Protect Your Account from State Seizure” and supplement and supersede any information to the contrary in each prospectus.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

●	Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

●	Call our 24-hour automated service line at 888-522-2388 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

●	Call one of our customer service representatives at 888-522-2388 Monday through Friday from 8:00 am to 5:30 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

●	Promptly notify us if your name, address, or other account information changes.

●	Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

●	Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

All Funds:

The following paragraph replaces the corresponding paragraph in the section of Part II of the statement of additional information titled “Investment Advisory and Other Services, Fees, and Expenses – Transfer Agent” and supplements and supersedes any information to the contrary in the statement of additional information.

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BNY Mellon Investment Servicing (US) Inc., 500 Ross Street, 154-0520, Pittsburgh, PA 15262, serves as the Funds’ Transfer Agent pursuant to a Transfer Agency and Shareholder Services Agreement.

Please retain this document for your future reference.

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